As filed with the Securities and Exchange Commission on December 2, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 29, 2011

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

On November 171, November 18, November 21,  November 22, November 23, November 25, November 28, November 29, and December 1, 2011, Bank of America Corporation (the “Registrant”) entered into separate agreements with certain institutional preferred and trust preferred security holders (the “Exchange Agreements”) pursuant to which the Registrant and each such security holder agreed to exchange shares, or depository shares representing fractional interests in shares, of various series of the Registrant’s outstanding preferred stock, par value $0.01 per share (the “Preferred Stock”), or trust preferred securities of various trusts formed by or on behalf of the Registrant or its predecessor companies (the “Trust Preferred Securities”), as applicable, for an aggregate of 125,528,595 shares of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”) and an aggregate principal amount of $442.3 million of senior notes of the Registrant (the “Senior Notes”).

Pursuant to the Exchange Agreements, the Registrant will receive outstanding shares of Preferred Stock with an aggregate liquidation preference of approximately $314 million and Trust Preferred Securities with an aggregate liquidation preference of approximately $1.035 billion. To the extent the exchanges are not already settled, they are expected to settle on or before December 8, 2011.

The 125,528,595 shares of Common Stock represent approximately 1.22% of the Registrant’s outstanding shares of Common Stock. Accordingly, the Registrant has agreed to issue shares equal to at least 1% of the outstanding shares of Common Stock since the amount reported on the Registrant’s last Current Report on Form 8-K filed under this Item 3.02 on November 17, 2011 (the “November 17, 2011 Form 8-K”).

The Senior Notes with an aggregate principal amount of $442.2 million consisted of $32.2 million of 5.625% Notes due October 14, 2016, $49 million of 6.000% Notes due September 1, 2017, $232.2 million of 6.500% Notes due August 1, 2016, $48 million of 7.375% Notes due May 15, 2014, and $80.8 million of 7.625% Notes due June 1, 2019.

The shares of Common Stock and Senior Notes reported in this report are being issued in reliance upon the exemption set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, for securities exchanged by the issuer and an existing security holder where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange.

The table below lists the title of each applicable series of Preferred Stock or Trust Preferred Securities and the corresponding aggregate liquidation preference or principal amount covered by the Exchange Agreements reported in this report.

[1]	Reflects solely those Exchange Agreements (as defined herein) entered into on November 17, 2011 that were not previously included in the Registrant’s November 17, 2011 Form 8-K.

Title of Preferred Stock or Trust Preferred Securities	Aggregate Liquidation Preference or Principal Amount
6.204% Non-Cumulative Preferred Stock, Series D	$1,198,875
Floating Rate Non-Cumulative Preferred Stock, Series E	29,125,000
7.25% Non-Cumulative Preferred Stock, Series J	3,000,000
Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K	17,320,000
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	87,292,000
Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series M	57,250,000
Floating Rate Non-Cumulative Preferred Stock, Series 1	12,040,000
Floating Rate Non-Cumulative Preferred Stock, Series 2	42,463,575
6.375% Non-Cumulative Preferred Stock, Series 3	11,875,000
Floating Rate Non-Cumulative Preferred Stock, Series 4	25,000,000
Floating Rate Non-Cumulative Preferred Stock, Series 5	22,375,000
6.70% Non-Cumulative Preferred Stock, Series 6	5,500,000
7% Capital Securities of BAC Capital Trust I	561,100
7% Capital Securities of BAC Capital Trust II	1,875,000
7% Capital Securities of BAC Capital Trust III	500,000
5 7/8% Capital Securities of BAC Capital Trust IV	4,850,000
6% Capital Securities of BAC Capital Trust V	2,000,000
5 5/8% Capital Securities of BAC Capital Trust VI	273,088,000
5 1/4% Capital Securities of BAC Capital Trust VII	300,105,500	[2]
6% Capital Securities of BAC Capital Trust VIII	1,875,000
6 1/4% Capital Securities of BAC Capital Trust X	4,875,000
6 5/8% Capital Securities of BAC Capital Trust XI	35,740,000
Floating Rate Capital Securities of BAC Capital Trust XV	33,500,000
7.83% Capital Securities of NB Capital Trust II	35,357,000
Floating Rate Capital Securities of NB Capital Trust III	15,500,000
8 1/4% Capital Securities of NB Capital Trust IV	49,722,000
Floating Rate Capital Securities, Series 3 of BankAmerica Capital III	94,178,000
Floating Rate Capital Securities of Fleet Capital Trust V	16,550,000

Title of Preferred Stock or Trust Preferred Securities	Aggregate Liquidation Preference or Principal Amount
Floating Rate Capital Securities of BankBoston Capital Trust III	$14,640,000
Floating Rate Capital Securities, Series B, of MBNA Capital B	150,524,000

[2]	Represents £191,150,000 of Trust Preferred Securities, which utilizes a conversion rate of $1.57 per £1.

In total, through December 1, 2011 and including those agreements previously reported on the November 17, 2011 Form 8-K, the privately negotiated exchanges have covered the exchange of approximately $4.0 billion aggregate liquidation preference of Preferred Stock and Trust Preferred Securities into 311,011,300 shares of Common Stock and Senior Notes with an aggregate principal amount of approximately $1.4 billion. In the aggregate, the Registrant expects that the exchanges reported in this report and in the November 17, 2011 Form 8-K, together, will result in an increase of approximately $2.90 billion in Tier 1 common capital, and increase the Registrant’s Tier 1 common capital ratio by approximately 21 basis points under Basel I.

Forward-Looking Statements

Certain statements in this report represent the current expectations, plans or forecasts of Bank of America and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements often use words like “expects,” “anticipates,” “believes,” “estimates,” “targets,” “intends,” “plans,” “predict,” “goal” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” The forward-looking statements made in this report include, without limitation, statements concerning: the expectation that to the extent not already settled the exchanges reported in this report will settle on or before December 8, 2011, the resulting increase in the Registrant’s Tier 1 common capital caused by the exchanges reported in this report and in the November 17, 2011 Form 8-K of approximately $2.90 billion under Basel I, and the resulting increase in the Registrant’s Tier 1 common capital ratio caused by the exchanges reported in this report and in the November 17, 2011 Form 8-K of approximately 21 basis points under Basel I. Forward-looking statements speak only as of the date they are made, and Bank of America undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond Bank of America’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed under Item 1A. “Risk Factors” of Bank of America’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, Item 1A. “Risk Factors” of Bank of America’s Annual Report on Form 10-K for the year ended December 31,

2010 and in any of Bank of America’s other subsequent Securities and Exchange Commission filings: the risks related to the satisfaction of the closing conditions under the Exchange Agreements, including the timing related thereto and the timing of the settlements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Craig T. Beazer
Craig T. Beazer
Deputy General Counsel

Dated: December 2, 2011